Exhibit 10.2

CONSENT

March 15, 2004

NeighborCare, Inc.

601 East Pratt Street, 3rd Floor

Baltimore, Maryland 21202

Attention: Richard W. Hunt

Senior Vice President and Chief Financial Officer

Re:          Consent

Reference is hereby made to that certain Credit Agreement, dated as of December 1, 2003 (as amended, restated or otherwise modified, the “Credit Agreement”), by and among NeighborCare, Inc. (formerly known as Genesis Health Ventures, Inc.), a Pennsylvania corporation (the “Borrower”), the Domestic Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”), and Wachovia Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

The Borrower has informed the Administrative Agent and the Lenders that, notwithstanding the terms of the definition of Consolidated EBITDA in Section 1.1 of the Credit Agreement, it wishes to add-back to Consolidated EBITDA certain non-recurring takeover defense costs related to the takeover efforts of OmniCare, Inc incurred during the fiscal quarters ended June 30, 2004, September 30, 2004 and December 31, 2004. Specifically, the Borrower has requested the ability to add-back to Consolidated EBITDA the following amounts for the following periods (the “Takeover Defense Add-backs”): (i) for the third quarter of fiscal year 2004 (the quarter ending June 30, 2004), the non-recurring charge of $16,750,889.00, (ii) for the fourth quarter of fiscal year 2004 (the quarter ending September 30, 2004) the non-recurring charge of $1,471,694.00 and (iii) for the first quarter of fiscal year 2005 (the quarter ending December 31, 2004), the non-recurring charge of $772,262.00.

The Borrower has requested that the Required Lenders permit the Borrower to add-back to Consolidated EBITDA the Takeover Defense Add-backs. Notwithstanding the provisions of the Credit Agreement to the contrary, including the terms of the definition of Consolidated EBITDA in Section 1.1 thereof, the Required Lenders hereby consent to the inclusion of the Takeover Defense Add-backs in the calculation of Consolidated EBITDA for each reporting period in which such Takeover Defense Add-backs are applicable.

This Consent (this “Consent”) may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

Except as expressly waived or otherwise specifically provided, each representation, warranty, agreement, covenant, term and condition contained in the Credit Agreement or in any other document executed or delivered in connection therewith shall remain unamended, unmodified and unwaived, is specifically ratified and affirmed, and shall continue to be in full force and effect in accordance with its respective terms.

This Consent shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any transaction or future action on the part of the Borrower requiring the Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

This Consent shall be deemed to be a Credit Document and a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

NEIGHBORCARE, INC.
CONSENT

IN WITNESS WHEREOF, the parties have caused this Consent to be executed by their respective duly authorized officers or agents as of the date first above written.

BORROWER:	NEIGHBORCARE, INC. (formerly known as Genesis Health Ventures, Inc.), a Pennsylvania corporation

	By:	/s/ Richard W. Hunt
	Name:	Richard W. Hunt
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	ACCUMED, INC.

ASCO HEALTHCARE OF NEW ENGLAND, INC.

ASCO HEALTHCARE, INC.

CARECARD, INC.

COMPASS HEALTH SERVICES, INC.

CONCORD PHARMACY SERVICES, INC.

DELCO APOTHECARY, INC.

EASTERN MEDICAL SUPPLIES, INC.

EASTERN REHAB SERVICES, INC.

ENCARE OF MASSACHUSETTS, INC.

GENESIS HEALTH SERVICES CORPORATION t/b/n NeighborCare Services Corporation

GENESIS HOLDINGS, INC. t/b/n NeighborCare Holdings, Inc.

GENEVA SUB, INC.

H.O. SUBSIDIARY, INC.

HEALTH CONCEPTS AND SERVICES, INC.

HEALTHOBJECTS CORPORATION

HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.

INSTITUTIONAL HEALTH CARE SERVICES, INC.

MEDICAL SERVICES GROUP, INC.

NEIGHBORCARE HOME MEDICAL EQUIPMENT, INC.

NEIGHBORCARE INFUSION SERVICES, INC.

NEIGHBORCARE OF CALIFORNIA, INC.

NEIGHBORCARE OF INDIANA, INC.

NEIGHBORCARE OF NORTHERN CALIFORNIA, INC.

NEIGHBORCARE OF OHIO, INC.

NEIGHBORCARE OF OKLAHOMA, INC.

NEIGHBORCARE OF TEXAS, INC.

NEIGHBORCARE OF VIRGINIA, INC.

NEIGHBORCARE OF WISCONSIN, INC.

NEIGHBORCARE PHARMACIES, INC.

NEIGHBORCARE PHARMACY SERVICES, INC.

NEIGHBORCARE-MEDISCO, INC.

NEIGHBORCARE-ORCA, INC.

NEIGHBORCARE-TCI, INC.

PROFESSIONAL PHARMACY SERVICES, INC.

SUBURBAN MEDICAL SERVICES, INC.

THE TIDEWATER HEALTHCARE SHARED SERVICES GROUP, INC.

By:	/s/ Richard W. Hunt
Name:		Richard W. Hunt
Title:	Senior Vice President and Chief Financial Officer	of each of the foregoing entities

ASCO HEALTHCARE OF NEW ENGLAND, LIMITED PARTNERSHIP, by ASCO Healthcare of New England, Inc., its General Partner

CARE4, L.P., by Institutional Health Care Services, Inc., its General Partner

By:	/s/ Richard W. Hunt
Name:	Richard W. Hunt
Title:	Senior Vice President and Chief Financial Officer	of each of the foregoing entities

AUTOMATED HOMECARE SYSTEM, LLC, by Health Objects Corporation, its authorized Member

MAIN STREET PHARMACY, L.L.C., by Professional Pharmacy Services, Inc., and NeighborCare Pharmacies, Inc., its authorized Members

NEIGHBORCARE PHARMACY OF OKLAHOMA LLC, by NeighborCare Pharmacy Services, Inc., its authorized Member

By:	/s/ Richard W. Hunt
Name:	Richard W. Hunt
Title:	Senior Vice President and Chief Financial Officer	of each of the foregoing entities

ADMINISTRATIVE AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ Scott Santa Cruz
	Name:	Scott Santa Cruz
	Title:	Director

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Whitney M. Black
Name:	Whitney M. Black
Title:	Officer

ING CAPITAL LLC

By:	/s/ Michael P. Garvin
Name:	Michael P. Garvin, Jr.
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Jeffrey P. Hoffman
Name:	Jeffrey P. Hoffman
Title:	Its Duly Authorized Signatory

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ S. Walker Choppin
Name:	S. Walker Choppin
Title:	Senior Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Authorized Signatory

UBS LOAN FINANCE LLC

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director